Exhibit 99.1

Unifi Announces Third Quarter 2016 Results

Premier value-added products continue to drive strong operating performance

GREENSBORO, N.C., April 20, 2016 – Unifi, Inc. (NYSE: UFI) today released preliminary operating results for the third quarter ended March 27, 2016.

Third Quarter Highlights:

●	Gross margin, as a percentage of sales, strengthened to 14.5%, compared to 12.8% in the prior year quarter;

●	Operating Income climbed to $10.0 million compared to $9.0 million in the prior year quarter;

●	Net cash provided by operating activities nearly doubled to $38.2 million for the nine months ended March 27, 2016, up from $19.7 million in the prior year period;

●	The Company remains on track with capital projects, including the bottle processing operation; and

●	Solid momentum continues from establishing new customers and partners for REPREVE® recycled yarn.

“We are pleased with this quarter's results, notably our gross margin, which improved 170 basis points. These results highlight the success of our strategy to enrich our product mix and grow our premier value-added offerings to enhance returns. We were particularly excited to see our International Segment benefit from strong market share gains in Brazil and from our growing portfolio in China,” said Bill Jasper, Chairman and CEO of Unifi.

Third Quarter Operational Review

Net sales were $161.3 million compared to $172.2 million in the prior year quarter. The sales decline was largely attributable to devaluation of the Brazilian Real, lower sales pricing associated with raw material costs, and the timing of Easter holidays that fell in the third quarter of fiscal 2016 versus the fourth quarter of fiscal 2015.

Gross profit was $23.4 million compared to $22.0 million in the prior year quarter, driven by the Company’s mix enrichment strategy, strong volume and margin growth in the International Segment, and favorable raw material pricing.

Net income was $9.7 million, or $0.54 per basic share, compared to $10.0 million, or $0.55 per basic share, in the prior year quarter. Adjusted Net Income was $10.0 million, or $0.56 of Adjusted EPS, compared to Adjusted Net Income of $9.9 million, or $0.54 of Adjusted EPS, in the prior year. Both Net Income and Adjusted Net Income include the Company’s portion of earnings from Parkdale America, LLC, which were almost $1 million less than the prior year quarter. Adjusted EBITDA was $16.6 million, up from $15.1 million in the prior year quarter.

Net debt (total debt less cash and cash equivalents) at March 27, 2016 was $106.5 million, compared to $94.1 million at June 28, 2015, consistent with the Company’s previously announced capital investment plans. As of March 27, 2016, the Company had $78.0 million of available borrowing capacity under its revolver.

Third Quarter Earnings Conference Call

The Company will provide additional commentary regarding its third quarter results and other developments during its earnings conference call on April 21, 2016, at 8:30 a.m. Eastern Time. The call can be accessed via a live audio webcast on the Company's website at http://investor.unifi.com. For those investors that cannot access the webcast, conference call lines will be available by dialing (877) 359-9508 (Domestic) or (224) 357-2393 (International) and when prompted, providing conference ID number 85539988. Additional supporting materials and information related to the call will also be available on the website.

###

Unifi Announces Third Quarter 2016 Results

About Unifi

Unifi, Inc. (NYSE: UFI) is a multi-national manufacturing company that produces and sells textured and other processed yarns designed to meet customer specifications, and premier value-added (“PVA”) yarns with enhanced performance characteristics. Unifi maintains one of the textile industry’s most comprehensive polyester and nylon product offerings. Unifi enhances demand for its products, and helps others in creating a more effective textile industry supply chain, through the development and introduction of branded yarns that provide unique performance, comfort and aesthetic advantages. In addition to its flagship REPREVE® products – a family of eco-friendly yarns made from recycled materials – key Unifi brands include: SORBTEK®, REFLEXX®, aio® - all-in-one performance yarns, SATURA®, AUGUSTA® A.M.Y.®, MYNX® UV, and MICROVISTA®. Unifi's yarns are readily found in the products of major brands in the apparel, hosiery, automotive, home furnishings, industrial and other end-use markets. For more information about Unifi, visit www.unifi.com; to learn more about REPREVE®, visit www.repreve.com.

For more information, contact:

Sean Goodman

Chief Financial Officer

(336) 316-5424

Financial Statements and Reconciliations to Adjusted Results Follow

Unifi Announces Third Quarter 2016 Results

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(amounts in thousands)

	March 27, 2016	June 28, 2015
ASSETS
Cash and cash equivalents	$15,287	$10,013
Receivables, net	82,454	83,863
Inventories	105,944	111,615
Other current assets	6,864	7,473
Total current assets	210,549	212,964

Property, plant and equipment, net	168,975	136,222
Investments in unconsolidated affiliates	117,952	113,901
Other non-current assets	11,480	13,285
Total assets	$508,956	$476,372

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and other current liabilities	$58,600	$62,339
Current portion of long-term debt	15,058	12,385
Total current liabilities	73,658	74,724
Long-term debt	106,703	91,725
Other long-term liabilities	16,466	10,830
Total liabilities	196,827	177,279

Total Unifi, Inc. shareholders’ equity	310,572	297,494
Non-controlling interest	1,557	1,599
Total shareholders’ equity	312,129	299,093
Total liabilities and shareholders’ equity	$508,956	$476,372

Unifi Announces Third Quarter 2016 Results

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(amounts in thousands, except per share amounts)

	For the Three Months Ended		For the Nine Months Ended
	March 27, 2016	March 29, 2015	March 27, 2016	March 29, 2015
Net sales	$161,278	$172,187	$479,779	$512,170
Cost of sales	137,914	150,180	413,618	446,784
Gross profit	23,364	22,007	66,161	65,386
Selling, general and administrative expenses	12,142	12,647	35,391	37,266
Provision for bad debts	411	—	1,583	647
Other operating expense, net	819	329	879	891
Operating income	9,992	9,031	28,308	26,582
Interest income	(190)	(247)	(519)	(873)
Interest expense	908	1,209	2,708	3,237
Loss on extinguishment of debt	—	1,040	—	1,040
Equity in earnings of unconsolidated affiliates	(4,167)	(5,459)	(7,330)	(12,461)
Income before income taxes	13,441	12,488	33,449	35,639
Provision for income taxes	4,166	2,729	10,194	10,083
Net income including non-controlling interest	9,275	9,759	23,255	25,556
Less: net (loss) attributable to non-controlling interest	(414)	(257)	(923)	(955)
Net income attributable to Unifi, Inc.	$9,689	$10,016	$24,178	$26,511

Net income attributable to Unifi, Inc. per common share:
Basic	$0.54	$0.55	$1.35	$1.46
Diluted	$0.53	$0.53	$1.31	$1.41

Weighted average common shares outstanding:
Basic	17,838	18,186	17,861	18,218
Diluted	18,417	18,829	18,482	18,837

Unifi Announces Third Quarter 2016 Results

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(amounts in thousands)

	For The Nine Months Ended
	March 27, 2016	March 29, 2015
Cash and cash equivalents at beginning of year	$10,013	$15,907
Operating activities:
Net income including non-controlling interest	23,255	25,556
Adjustments to reconcile net income including non-controlling interest to net cash provided by operating activities:
Equity in earnings of unconsolidated affiliates	(7,330)	(12,461)
Distributions received from unconsolidated affiliates	2,947	598
Depreciation and amortization expense	13,040	13,324
Loss on extinguishment of debt	—	1,040
Non-cash compensation expense	2,189	2,462
Deferred income taxes	7,015	(74)
Other, net	(290)	598
Changes in assets and liabilities	(2,583)	(11,346)
Net cash provided by operating activities	38,243	19,697

Investing activities:
Capital expenditures	(36,769)	(19,393)
Proceeds from sale of assets	2,103	130
Other, net	(2,010)	(85)
Net cash used in investing activities	(36,676)	(19,348)

Financing activities:
Proceeds from long-term debt	138,265	135,900
Payments on long-term debt	(128,001)	(129,186)
Common stock repurchased and retired under publicly announced programs	(6,211)	(4,160)
Contributions from non-controlling interest	880	1,119
Other, net	(489)	(1,197)
Net cash provided by financing activities	4,444	2,476

Effect of exchange rate changes on cash and cash equivalents	(737)	(3,980)
Net increase (decrease) in cash and cash equivalents	5,274	(1,155)
Cash and cash equivalents at end of period	$15,287	$14,752

Unifi Announces Third Quarter 2016 Results

RECONCILIATIONS OF REPORTED RESULTS TO ADJUSTED RESULTS (Unaudited)

(amounts in thousands)

The reconciliations of the amounts reported under U.S. generally accepted accounting principles (“GAAP”) for Net income attributable to Unifi, Inc. to EBITDA, Adjusted EBITDA Including Equity Affiliates and Adjusted EBITDA are as follows:

	For the Three Months Ended		For the Nine Months Ended
	March 27, 2016	March 29, 2015	March 27, 2016	March 29, 2015
Net income attributable to Unifi, Inc.	$9,689	$10,016	$24,178	$26,511
Interest expense, net	709	962	2,171	2,364
Provision for income taxes	4,166	2,729	10,194	10,083
Depreciation and amortization expense	4,192	4,154	12,584	12,803
EBITDA	18,756	17,861	49,127	51,761

Non-cash compensation expense	637	565	2,189	2,462
Loss on extinguishment of debt	—	1,040	—	1,040
Other	872	520	1,480	1,271
Adjusted EBITDA Including Equity Affiliates	20,265	19,986	52,796	56,534

Equity in earnings of Parkdale America, LLC	(3,630)	(4,933)	(5,214)	(11,427)
Adjusted EBITDA (1)	$16,635	$15,053	$47,582	$45,107

(1)	Adjusted EBITDA, for the periods shown, includes the Company's portion of income (loss) before income taxes for Repreve Renewables, LLC and equity in earnings of the Company's nylon joint ventures.

Unifi Announces Third Quarter 2016 Results

RECONCILIATIONS OF REPORTED RESULTS TO ADJUSTED RESULTS (Unaudited) (Continued)

(amounts in thousands, except per share amounts)

The reconciliations of Income before income taxes, Net income attributable to Unifi, Inc. (“Net Income”) and Basic Earnings Per Share (“EPS”) to Adjusted Net Income and Adjusted EPS are as follows:

	For the Three Months Ended March 27, 2016			For the Three Months Ended March 29, 2015
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	$13,441	$9,689	$0.54	$12,488	$10,016	$0.55
Key employee transition costs	400	268	0.02	—	—	—
Loss on extinguishment of debt	—	—	—	1,040	676	0.03
Renewable energy tax credits	—	—	—	—	(782)	(0.04)
Adjusted results (1) (2)	$13,841	$9,957	$0.56	$13,528	$9,910	$0.54

	For the Nine Months Ended March 27, 2016			For the Nine Months Ended March 29, 2015
	Income Before Income Taxes	Net Income	Basic EPS	Income Before Income Taxes	Net Income	Basic EPS
GAAP results	$33,449	$24,178	$1.35	$35,639	$26,511	$1.46
Key employee transition costs	1,037	682	0.04	—	—	—
Loss on extinguishment of debt	—	—	—	1,040	676	0.03
Renewable energy tax credits	—	—	—	—	(782)	(0.04)
Bargain purchase gain for an equity affiliate	—	—	—	(1,506)	(1,506)	(0.08)
Adjusted results (1) (2)	$34,486	$24,860	$1.39	$35,173	$24,899	$1.37

(1)

Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted for the approximate after-tax impact of certain events or transactions referenced in the reconciliation which management believes do not reflect the ongoing operations and performance of the Company.

(2)	Adjusted EPS represents Adjusted Net Income divided by the Company’s basic weighted average common shares outstanding.

Unifi Announces Third Quarter 2016 Results

Non-GAAP Financial Measures

Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. These non-GAAP financial measures include, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Adjusted Working Capital.

●

EBITDA represents Net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. Adjusted EBITDA Including Equity Affiliates represents EBITDA adjusted to exclude non-cash compensation expense, losses on extinguishment of debt and certain other adjustments. Such other adjustments include restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company. Adjusted EBITDA represents Adjusted EBITDA Including Equity Affiliates adjusted to exclude equity in earnings of Parkdale America, LLC.

●

Adjusted Net Income excludes certain amounts which management believes do not reflect the ongoing operations and performance of the Company. Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted to exclude the approximate after-tax impact of certain income or expense items (as well as specific impacts to the provision for income taxes) necessary to understand and compare the underlying results of the Company. Such amounts are excluded from Adjusted Net Income in order to better reflect the Company’s underlying operations and performance.

●	Adjusted EPS represents Adjusted Net Income divided by the Company’s basic weighted average common shares outstanding.
●	Adjusted Working Capital represents receivables plus inventory, less accounts payable and accrued expenses.

These non-GAAP financial measures are alternative views of performance used by management, and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures. We believe that the use of these non-GAAP financial measures as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. The Company may, from time to time, change the items included within these non-GAAP financial measures.

Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings of Parkdale America, LLC is excluded because such earnings do not reflect our operating performance. The other items excluded from these non-GAAP financial measures are excluded in order to better reflect the performance of our continuing operations.

In evaluating non-GAAP financial measures, you should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

Cautionary Statement on Forward-Looking Statements

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

-end-

Unifi Announces Third Quarter 2016 Results